UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 10, 2007

Morgan Stanley

(Exact Name of Registrant

as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	8.01. Other Events

On February 28, 2007, Morgan Stanley (the “Company”) sold Quilter Holdings Ltd. (“Quilter”), its standalone U.K. mass affluent business. The results of Quilter were formerly included within the Global Wealth Management Group business segment. The Company is filing this Current Report on Form 8-K (the “Form 8-K”) to update the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2006 (the “2006 Form 10-K”) for discontinued operations. In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), revenues and expenses associated with Quilter have been classified as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended February 28, 2007 that was filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2007.

Under requirements of the SEC, the same classification as discontinued operations required by SFAS No. 144 is also required for previously issued financial statements for each of the three years presented in the Company’s 2006 Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale of Quilter. This reclassification has no effect on the Company’s reported net income for any reporting period.

The net gain/(loss) from discontinued operations that has been recast from continuing operations was as follows (dollars in millions):

Fiscal 2006	Fiscal 2005	Fiscal 2004	Fiscal 2003	Fiscal 2002
$17	$13	$6	$3	$(3)

The historical financial information in Exhibits 99.1 and 99.2 has been revised and updated from its previous presentation solely to reflect the reclassifications for discontinued operations described above for the following periods:

•	fiscal years ended November 30, 2006, 2005, 2004, 2003 and 2002

The Company has not modified or updated any other disclosures included in the 2006 Form 10-K, including reclassifications related to the presentation of revenues and expenses associated with certain employee deferred compensation plans (see Note 1 to the condensed consolidated financial statements included in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2007).

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Item 9.01.	Financial Statements and Exhibits

23.1	Consent of Deloitte & Touche LLP

99.1	Consolidated Financial Statements and notes thereto recast for discontinued operations for the fiscal years ended November 30, 2006, 2005, and 2004 and Management’s Discussion and Analysis of Financial Condition and Results of Operations (which replaces and supersedes Part II, Item 8 and Item 7, respectively, of the 2006 Form 10-K filed with the SEC on February 13, 2007).

99.2	Selected Financial Data recast for discontinued operations for the fiscal years ended November 30, 2006, 2005, 2004, 2003 and 2002 (which replaces and supersedes Part II, Item 6 of the 2006 Form 10-K filed with the SEC on February 13, 2007).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN STANLEY (Registrant)

By:	/S/ DAVID H. SIDWELL
David H. Sidwell, Executive Vice President and Chief Financial Officer

By:	/S/ PAUL C. WIRTH
Paul C. Wirth, Controller and Principal Accounting Officer

Date: April 10, 2007

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